Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity (deficit):
Preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Preferred stock, shares outstanding	0	0	0
Common stock, par value	$ 0	$ 0	$ 0
Common stock, shares authorized	213,527,214	213,527,214	150,000,000
Common stock, shares issued	173,114,301	172,304,235	102,381,116
Common stock, shares outstanding	173,114,301	172,304,235	102,381,116